Exhibit 32.2

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Gary L. Perlin, Executive Vice President and Chief Financial Officer of Capital One Financial Corporation, a Delaware corporation (“Capital One”), do hereby certify that:

The Quarterly Report on Form 10-Q for the period ended March 31, 2007 (the “Form 10-Q”) of Capital One fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Capital One.

Dated: May 9, 2007

By:	/s/ GARY L. PERLIN
Gary L. Perlin Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Capital One and will be retained by Capital One and furnished to the Securities and Exchange Commission or its staff upon request.